Webcast Presentation October 23, 2014 Q3 2014 Earnings

2 Q3 2014 Earnings Webcast 10/23/2014 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; debt levels, terms, financial market conditions or interest rate fluctuations; risks related to acquisitions, including the integration of acquired businesses; disruptions in operations or information technology systems; expansion of business activities; litigation, contingencies or claims; product, labor or other cost fluctuations; exchange rate fluctuations; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2013 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 Q3 2014 Earnings Webcast 10/23/2014 • Sales of $2.08 billion, a record, up 8% YOY − 6.7 points organic growth − (0.9) points negative impact from foreign exchange − 1.8 points from acquisitions • Gross margin 20.3%, down 20 bps YOY, driven by business mix • SG&A 13.1% of sales, down 10 bps YOY − Core SG&A down 20 bps YOY • Operating profit of $133.2 million, a record, up 8% YOY • Operating margin 6.4%, flat YOY, up 60 bps sequentially • EPS of $1.52, up 7% YOY • Free cash flow of $84.8 million or 105% of net income • Financial leverage at 3.2X after completion of Hi-Line acquisition in Q2, and LaPrairie and Hazmasters acquisitions in Q1 Financial results throughout this presentation reference non-GAAP adjusted results. See Appendix for reconciliation. Q3 2014 Highlights

4 Q3 2014 Earnings Webcast 10/23/2014 (5.4%) (2.7%) 2.1% 5.0% 7.0% Industrial End Market • Q3 2014 Sales − Up 7.0% versus prior year, and highest growth rate since 1st half 2012 − Up 0.7% sequential • Three consecutive quarters of accelerating growth. • Global Accounts and Integrated Supply annualized sales run rate over $2.0 billion. • Channel inventory levels appear to be largely in balance with demand. • Bidding activity levels remain robust and industrial market leading indicators are generally positive. • Customer trends include higher expectations for supply chain process improvements, cost savings, and supplier consolidation. Industrial Core Sales Growth versus Prior Year 42% Industrial • Global Accounts • Integrated Supply • OEM • General Industrial Note: Excludes acquisitions during the first year of ownership. (3.2%) Q2 2013 Q3 2013 Q2 2014 Q1 2014 Q4 2013 2013 (2.6%) Renewed a multi-year integrated supply contract with a global technology company where our customer relationship dates back several decades. Q1 2013 0.2% Q3 2014

5 Q3 2014 Earnings Webcast 10/23/2014 • Q3 2014 Sales − Up 3.8% versus prior year, and highest growth rate since 1st half of 2012 − Up 8.1% sequential • Two consecutive quarters of accelerating growth. • Backlog slightly declined sequentially in the quarter but is flat versus prior year end. • Non-residential construction market leading indicators are generally positive. • Non-residential construction market still below its prior peak in 2008. • Energy projects expected to be positive catalysts over mid to long term in North America. 2.3% 3.8% Construction • Non-Residential • Residential 31% Core Sales Growth versus Prior Year Construction End Market Construction Note: Excludes acquisitions during the first year of ownership. Q2 2013 Q3 2013 Q1 2013 Q1 2014 (6.6%) (5.8%) Q4 2013 1.1% (0.3%) Awarded a construction project contract for a natural gas plant expansion. Products include switch gear and motor controls. As a result of this win, additional opportunities are expected for other planned gas plant expansions. 2013 (2.5%) (5.9%) Q2 2014 Q3 2014

6 Q3 2014 Earnings Webcast 10/23/2014 Utility End Market Core Sales Growth versus Prior Year 14% Utility • Investor Owned • Public Power • Utility Contractors • Q3 2014 Sales − Up 10.6% versus prior year − Up 3.2% sequential • Fourteenth consecutive quarter of year- over-year sales growth. • Scope expansion and value creation with IOU, public power and generation customers providing utility sales growth. • Continued interest for WESCO Integrated Supply solution offerings. • Housing market expected to be positive catalyst for future distribution grid spending. Utility Note: Excludes acquisitions during the first year of ownership. 17.5% 22.5% 11.1% 6.1% 10.6% Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Awarded a multi-year contract to provide labor and logistic services and warehouse facilities for a high-voltage transmission line project to an Investor Owned Utility. 11.1% 2013 13.4% 1.5%

7 Q3 2014 Earnings Webcast 10/23/2014 (8.5%) (4.3%) 5.1% 4.9% 3.3% 5.2% 2.3% CIG End Market • Q3 2014 Sales − Up 2.3% versus prior year − Up 1.7% sequential • Fifth consecutive quarter of sales growth. • Bidding levels remain active in commercial, institutional, and government markets. • Focus remains on energy efficiency (lighting, automation, metering) and security. • Opportunities exist to support data center construction and retrofits and cloud technology projects. Government Core Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 13% Note: Excludes acquisitions during the first year of ownership. Q2 2013 Q3 2013 Q1 2013 Q1 2014 Q4 2013 2013 (1.0%) Q2 2014 Renewed a contract with a large Federal Integrator for a government agency offering electrical, data communication, security, MRO, and safety products for worldwide facility upgrades. Q3 2014

8 Q3 2014 Earnings Webcast 10/23/2014 Acquisition Year Estimated Annual Sales at Closing Estimated 1st Year Accretion at Closing Potelcom 2010 $25M TVC Communications 2010 $300M $0.30 RECO 2011 $25M Brews 2011 $50M $0.04 RS Electronics 2012 $60M $0.04 Trydor Industries 2012 $35M $0.05 Conney Safety 2012 $85M $0.10 EECOL 2012 $925M $1.00 LaPrairie 2014 $30M $0.03 Hazmasters 2014 $80M $0.05 Hi-Line 2014 $30M $0.03 Total $1.6B $1.64 Acquisitions 37% 28% 13% 22% Acquired Sales by End Market since 2010 CIG Industrial Utility Construction 2014 Acquisitions

9 Q3 2014 Earnings Webcast 10/23/2014 Q3 2014 Results Outlook Actual Sales 5% to 7% growth 7.6% growth 6.7% organic growth Gross Margin ~ 20.6% 20.3% Operating Margin 6.3% to 6.5% 6.4% Effective Tax Rate ~ 28% 28.1% 180 bps 7.6% Growth 6.7% Organic Growth (1.8%) Growth 4.6% Growth 8.1% Growth 90 bps 10 bps 120 bps 560 bps $2.08B $1.93B Q3 2014 Sales Acquisitions Foreign Exchange Rest of World Canada U.S. Q3 2013 Sales

10 Q3 2014 Earnings Webcast 10/23/2014 EPS Walk Q3 2013 $1.42 Organic growth ~ 0.15 Acquisitions 0.02 Foreign Exchange Impact (0.02) Share count (0.02) Tax rate (0.03) Q3 2014 $1.52

11 Q3 2014 Earnings Webcast 10/23/2014 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 72.3 84.8 Q3 2013 Q3 2014 Cash Generation Free Cash Flow (1) ($ Millions) (1) Reconciliation of these non-GAAP financial measures is included in the Appendix to this webcast presentation. 105% of net income 97% of net income ~ $1B of free cash flow over last 5 years 2012 2013 2014 Target Leverage 2.0x – 3.5x 3.2X Leverage (Total Par Debt to TTM EBITDA)

12 Q3 2014 Earnings Webcast 10/23/2014 Outlook Q4 FY Sales 5% to 8% growth ~ 5% growth Gross Margin 20.4% to 20.6% ~ 20.5% Operating Margin 6.4% to 6.6% ~ 6.0% Effective Tax Rate ~ 28% ~ 28% EPS $5.25 to $5.35 Free Cash Flow ~ 80% of net income Note: Excludes unannounced acquisitions.

13 Q3 2014 Earnings Webcast 10/23/2014 Appendix

14 Q3 2014 Earnings Webcast 10/23/2014 Adjusted Results Q3 2013 Q3 2013 YTD Reported Results Non-recurring Item Adjusted Results Reported Results Non-recurring Items Adjusted Results Net Sales 1,931.3 - 1,931.3 5,633.3 - 5,633.3 Gross Profit 395.7 - 395.7 1,169.3 - 1,169.3 Gross margin 20.5% 20.5% 20.8% 20.8% SG&A 255.2 - 255.2 748.2 36.10 784.3 SG&A rate 13.2% 13.2% 13.3% 13.9% Operating profit 123.7 - 123.7 370.4 (36.1)) 334.3 Operating margin 6.4% 6.4% 6.6% 5.9% Interest 21.3 - 21.3 65.0 - 65.0 Loss on sale of Argentina business 2.3 (2.3) - 2.3 (2.3)) - Taxes 31.0 (3.2) 27.8 84.6 (12.5)) 72.1 Effective tax rate 31.0% 27.2% 27.9% 26.8% Net income attributable to WESCO International, Inc. 69.2 (5.5) 74.7 218.4 (21.3)) 197.1 Average Diluted Shares Outstanding 52.5 52.5 52.4 52.4 Fully diluted EPS 1.32 1.42 4.17 3.76

15 Q3 2014 Earnings Webcast 10/23/2014 WESCO Profile 2014 42% 31% 14% 13% 40% 13% 16% 12% 10% 9% Controls & Motors Lighting & Controls General Supplies Data & Broadband Communications Wire, Cable & Conduit Distribution Equipment Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors

16 Q3 2014 Earnings Webcast 10/23/2014 Sales Growth 2012 2013 2014 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 YTD Consolidated 12.2 9.7 4.8 3.5 7.4 12.6 13.2 16.6 14.3 14.2 0.2 5.9 7.6 4.6 Acquisition Impact 2.6 2.2 4.0 4.3 3.3 16.0 14.6 14.1 13.8 14.6 0.5 1.6 1.8 1.3 Core 9.6 7.5 0.8 (0.8) 4.1 (3.4) (1.4) 2.5 0.5 (0.4) (0.3) 4.3 5.8 3.3 FX Impact (0.2) (0.7) (0.6) 0.5 (0.3) 0.0 (0.2) (0.7) (1.0) (0.4) (1.9) (1.7) (0.9) (1.5) Organic 9.8 8.2 1.4 (1.3) 4.4 (3.4) (1.2) 3.2 1.5 0.0 1.6 6.0 6.7 4.8 WD Impact 1.6 (1.6) (1.6) 1.6 Normalized Organic 8.2 8.2 3.0 (1.3) 4.4 (1.8) (1.2) 1.6 1.5 0.0 1.6 6.0 6.7 4.8 Estimated Price Impact 1.5 1.0 0.5 1.0 1.0 1.0 0.0 0.0 0.0 0.2 0.5 0.5 0.5 0.5

17 Q3 2014 Earnings Webcast 10/23/2014 Outstanding at December 31, 2013 Outstanding at September 30, 2014 Debt Maturity Schedule AR Revolver (V) 454 500 2016 Inventory Revolver (V) 23 21 2016 Senior Notes (F) 500 500 2021 2019 Term Loans (V) 300 275 2019 2029 Convertible Bonds (F) 345 345 2029 (No Put) Other (V) 40 48 N/A Total Par Debt 1,662 1,689 Capital Structure Key Financial Metrics YTD Q3 2013 YE 2013 YTD Q3 2014 Cash 99 124 110 Capital Expenditures 21 28 16 Free Cash Flow 180 308 124 Liquidity (1) 546 606 539 ($ Millions) V = Variable Rate Debt 1 = Asset-backed credit facilities total availability plus invested cash. F = Fixed Rate Debt

18 Q3 2014 Earnings Webcast 10/23/2014 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. Reconciliation of Non-GAAP Financial Measures ($ Millions) Sales Q3 2014 vs. Q3 2013 Q3 2014 vs. Q2 2014 Q30 Q30 Q30 Q20 2014 2013%00 Growth 2014 2014%00 Growth Industrial Core 842 787 7.0% 842 837 0.7% Construction Core 665 641 3.8% 665 615 8.1% Utility Core 278 251 10.6% 278 269 3.2% CIG Core 266 259 2.3% 266 261 1.7% Total Core Gross Sales 2,051 1,938 5.8% 2,051 1,982 3.5% Total Gross Sales from Acquisitions 34 - -0) 34 30 -00 Total Gross Sales 2,085 1,938 7.6% 2,085 2,012 3.7% Gross Sales Reductions/Discounts (7) (7) -0) (7) (7) -00 Total Net Sales 2,078 1,931 7.6% 2,078 2,005 3.6%

19 Q3 2014 Earnings Webcast 10/23/2014 ($ Millions) Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2029 344.9 (168.2) 176.7 Convertible Debt At September 30, 2014 Non-Cash Interest Expense ($ Millions) 2012 2013 YTD Q3 2014 Convertible Debt 2.3 4.3 3.0 Amortization of Deferred Financing Fees 2.6 4.9 3.3 FIN 48 (3.4) 1.0 0.8 Total 1.5 10.2 7.1 Convertible Debt and Non-Cash Interest

20 Q3 2014 Earnings Webcast 10/23/2014 EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from Equity Awards (in millions) Total Diluted Share Count (in millions)4 $60.00 6.20 0.67 51.35 $70.00 7.02 0.86 52.36 $80.00 7.64 0.96 53.08 Q3 2014 Average $82.71 7.78 0.98 53.24 $90.00 8.12 1.06 53.66 $100.00 8.50 1.14 54.12 $110.00 8.81 1.21 54.50 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,948,374 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $345 million/28.8656 3 (Underlying Shares x Avg. Quarterly. Stock Price) minus $345 million Avg. Quarterly Stock Price 4 Basic Share Count of 44.48 million shares

21 Q3 2014 Earnings Webcast 10/23/2014 Work Days Q1 Q2 Q3 Q4 FY 2012 64 64 63 63 254 2013 63 64 64 63 254 2014 63 64 64 62 253 2015 62 64 64 63 253

22 Q3 2014 Earnings Webcast 10/23/2014 Free Cash Flow Reconciliation ($ Millions) Q3 2013 Q3 2014 Q3 YTD 2013 Q3 YTD 2014 Cash flow provided by operations 59.9 89.0 179.7 139.8 Less: Capital expenditures (8.7) (4.2) (20.5) (16.0) Add: Non-recurring EECOL pension contribution 21.1 - 21.1 - Free Cash Flow 72.3 84.8 180.3 123.8 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to provide a source of funds for any of the Company's financing needs. During the quarter ended September 30, 2013, a non- recurring contribution was made to fund the Canadian EECOL pension plan. This contribution was required pursuant to the terms of the share purchase agreement by which the Company acquired EECOL in 2012. EECOL sellers fully funded this contribution by way of a direct reduction in the purchase price at the date of acquisition. U.S. GAAP requires the contribution to be shown as a reduction of operating cash flow, however, it is added back to accurately reflect free cash flow.